UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 23, 2008

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739                                                                          54-1972729
(Commission File Number)                                                                (IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia                                                                         23235
     (Address of Principal Executive Offices)                                                                                   (Zip Code)

(804) 565-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3— Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing

On December 23, 2008 Insmed Incorporated received a letter from NASDAQ informing the Company that the date by which Insmed must show compliance with NASDAQ’s Minimum Bid Price Rule, by evidencing a closing bid price for Insmed’s common stock of $1.00 or more for a minimum of ten consecutive business days, has been extended from March 20, 2009, to June 18, 2009.

The Company issued a press release on December 23, 2008 to announce the extension, a copy of which is attached hereto as Exhibit 99.1.

Information contained herein, including the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

99.1	Press Release issued by Insmed Incorporated on December 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: December 30, 2008
By: /s/ Kevin P. Tully
Name: Kevin P. Tully C.G.A.,
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                           Description

99.1	Press Release issued by Insmed Incorporated on December 23, 2008